Fees Summary	Jan. 22, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,097,740.00
Previously Paid Amount	0.00
Total Fee Amount	2,361.20
Total Offset Amount	0.00
Net Fee	$ 2,361.20